SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported): March 19, 1998




                     HEALTH AND RETIREMENT PROPERTIES TRUST
               (Exact name of registrant as specified in charter)




      Maryland                      1-9317                 04-6558834
   (State or other             (Commission file          (IRS employer
   jurisdiction of                 number)            identification no.)
   incorporation)


400 Centre Street, Newton, Massachusetts                         02158
(Address of principal executive offices)                       (Zip code)


Registrant's telephone number, including area code:  617-332-3990

         THIS CURRENT REPORT CONTAINS FORWARD-LOOKING STATEMENTS. SUCH STATEMENTS ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE ANTICIPATED OR PROJECTED. INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS WHICH SPEAK ONLY AS OF THE DATE HEREOF. THE REGISTRANT UNDERTAKES NO OBLIGATION TO PUBLISH REVISED FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES AFTER THE DATE HEREOF OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(b) Unaudited Pro Forma Consolidated Financial Statements (set forth beginning on page P-1).

(c)      Exhibits.

         23       Consent of Arthur Andersen LLP.

                     HEALTH AND RETIREMENT PROPERTIES TRUST

              Unaudited Pro Forma Consolidated Financial Statements



         The following unaudited pro forma consolidated balance sheet as of December 31, 1997 and the consolidated statement of income for the year ended December 31, 1997, present the consolidated financial position and the results of operations of Health and Retirement Properties Trust and consolidated subsidiaries (the "Company") as if the transactions described in the notes to unaudited financial statements were consummated on January 1, 1997. Additional information with respect to such transactions is provided in the Company's Annual Report on Form 10-K for its fiscal year ended December 31, 1997 (and in materials incorporated by reference therein), which is incorporated by reference into this Current Report. These unaudited pro forma consolidated financial statements should be read in connection with, and are qualified in their entirety by reference to, the separate consolidated financial statements of the Company for the year ended December 31, 1997, included in the Company's Current Report on Form 8-K dated February 27, 1998, which is incorporated by reference into this Current Report. These unaudited pro forma consolidated financial statements are not necessarily indicative of the financial position and the expected results of operations of the Company for any future period. Differences could result from, among other considerations, future changes in the Company's portfolio of investments, changes in interest rates, changes in the capital structure of the Company, delays in the acquisition of certain properties and changes in property level operating expenses.


Health and Retirement Properties Trust
Pro Forma Consolidated Balance Sheets
December 31, 1997
(dollars in thousands)
(unaudited)





                                                                                                    Recent
                                                                               Historical       Acquisitions (A)      Pro Forma
                                                                             ------------      -----------------      ---------

                                ASSETS

Real estate properties, at cost:                                              $1,969,023         $  152,651          $2,121,674
     Less accumulated depreciation                                               111,669               --               111,669
                                                                              ----------         ----------          ----------
                                                                               1,857,354            152,651           2,010,005

Real estate mortgages, net                                                       104,288               --               104,288
Investment in Hospitality Properties Trust                                       111,134               --               111,134
Other assets                                                                      63,187            (52,651)             10,536
                                                                              ----------         ----------          ----------
                                                                              $2,135,963            100,000           2,235,963
                                                                              ==========         ==========          ==========


                 LIABILITIES AND SHAREHOLDERS' EQUITY
Bank notes payable                                                            $  200,000         $  100,000          $  300,000
Senior notes and bonds payable, net                                              349,900               --               349,900
Mortgage notes payable                                                            26,329               --                26,329
Convertible subordinated debentures                                              211,650               --               211,650
Other liabilities                                                                 81,824                                 81,824
Shareholders' equity                                                           1,266,260                              1,266,260
                                                                              ----------         ----------          ----------
                                                                              $2,135,963         $  100,000          $2,235,963
                                                                              ==========         ==========          ==========

See accompanying notes to unaudited pro forma financial statements

Health and Retirement Properties Trust
Pro Forma Consolidated Statements of Income
Year Ended December 31, 1997
(amounts in thousands, except per share data)
(unaudited)
                                                                                       Second            Third
                                                                                       Quarter          Quarter           West
                                                                                     Acquisitions    Acquisitions         34th
                                          Historical     GPI(B)          CSMC(C)         (D)              (D)           Street (E)
                                          -----------  ----------     ----------     -----------     -------------     -----------
Revenues:
     Rental Income                          $188,000    $ 11,959        $  6,831       $  2,948         $  3,179         $ 10,771
     Interest Income                          20,863        (366)           --             --               --               --
                                            --------    --------        --------       --------         --------         --------
         Total revenues                      208,863      11,593           6,831          2,948            3,179           10,771
                                            --------    --------        --------       --------         --------         --------
Expenses:
     Operating                                26,765       2,053           1,910           --                954            3,641
     Interest                                 36,766      (1,216)          3,232          1,087            1,463            2,876
     Depreciation and amortization            39,330       4,156           1,119            627              501            1,869
     General and administrative               11,670       2,105             249            139              111              415
                                            --------    --------        --------       --------         --------         --------
         Total expenses                      114,531       7,098           6,510          1,853            3,029            8,801
                                            --------    --------        --------       --------         --------         --------

Income before equity in earnings of
     Hospitality Properties Trust and
     before extraordinary item                94,332       4,495            321           1,095              150            1,970
Equity in earnings of Hospitality
     Properties Trust                          8,590
Gain on equity transaction of
     Hospitality Properties Trust              9,282           -                              -
                                            --------    --------        --------       --------         --------         --------

Net income before extraordinary item        $112,204    $  4,495        $    321       $  1,095         $    150         $  1,970
                                            --------    --------        --------       --------         --------         --------

Average shares outstanding                    92,168

Basic and diluted earnings per commonshare:
Net income before extraordinary item          $ 1.22

                                                                              Fourth
                                                                              Quarter
                                          Franklin       Bridgepoint        Acquisitions         Recent
                                          Plaza (F)       Square (G)            (D)          Acquisitions (H)   Pro Forma
                                          ----------    --------------     -------------     ----------------  ------------
Revenues:
     Rental Income                        $  9,614        $  5,599           $  8,461           $ 19,505        $266,867
     Interest Income                          --              --                 --                 --            20,497
                                          --------        --------           --------           --------        --------
         Total revenues                      9,614           5,599              8,461             19,505         287,364
                                          --------        --------           --------           --------        --------
Expenses:
     Operating                               4,904           2,162              2,634              4,240          49,263
     Interest                                2,486           3,216              4,338              6,500          60,748
     Depreciation and amortization           1,334           1,175              1,269              3,435          54,815
     General and administrative                296             262                283                764          16,294
                                          --------        --------           --------           --------        --------
         Total expenses                      9,020           6,815              8,524             14,939         181,120
                                          --------        --------           --------           --------        --------

Income before equity in earnings of
     Hospitality Properties Trust and
     before extraordinary item                 594          (1,216)               (63)             4,566         106,244
Equity in earnings of Hospitality
     Properties Trust                                                                                  -           8,590
Gain on equity transaction of
     Hospitality Properties Trust                -                                  -                  -           9,282
                                          --------        --------           --------           --------        --------

Net income before extraordinary ite$      $    594        $ (1,216)           $   (63)          $  4,566        $124,116
                                          --------        --------           --------           --------        --------
Average shares outstanding                                                                                        98,838

Basic and diluted earnings per
   common share
Net income before extraordinary item                                                                             $  1.26

See accompanying notes to unaudited pro forma financial statements

         Notes to Unaudited Pro Forma Consolidated Financial Statements

Pro Forma Balance Sheet Adjustments at December 31, 1997.

A. Represents the Company's acquisitions, during January 1998, February 1998 and March 1998 of two medical office properties and three commercial office properties located in Pennsylvania, four commercial office properties located in Texas, a medical office property located in Massachusetts, a commercial office property located in Maryland, one medical office property and two commercial office properties located in Minnesota and three medical office properties and a commercial office property located in Florida (collectively, "Recent Acquisitions"). The Recent Acquisitions were funded with available cash and by drawings under the Company's existing revolving line of credit.

Pro Forma Statement of Income Adjustments for the Year Ended December 31, 1997.

B. Represents the increase in rental income, operating expenses, depreciation and amortization and general and administrative expenses arising from the Company's acquisition of the government office properties ("Government Office Properties") from Government Property Investors, Inc. Also reflects the decrease in interest expense arising from the Company's issuance of its common shares of beneficial interest in a March 1997 offering, the proceeds of which were used in part to repay amounts then outstanding under the Company's revolving line of credit, net of an increase in interest expense related to the Company's assumption of certain debt in connection with the acquisition of the Government Office Properties.

C. Represents the increase in rental income, operating expenses, depreciation and amortization and general and administrative expenses arising from the Company's acquisition of two medical office properties and two parking structures located in Los Angeles, California, as well as the increase in interest expense due to the use of the Company's revolving line of credit to fund this acquisition.

D. Represents the increase in rental income, operating expenses, depreciation and amortization and general and administrative expenses arising from the Company's acquisition of a) a 200 unit retirement housing property located in Spokane, Washington and 20 medical office clinics and ancillary structures located in Massachusetts during the second quarter, b) three medical and two commercial office buildings located in Pennsylvania during the third quarter and c) a medical office property located in Colorado, a medical office property located in Maryland, a medical office property located in Rhode Island, three medical office properties located in California, and a medical office property located in Washington, D.C. during the fourth quarter, as well as the increase in interest expense due to the use of the Company's revolving line of credit to fund these acquisitions.

E. Represents the increase in rental income, operating expenses, depreciation and amortization and general and administrative expenses arising from the Company's acquisition of West 34th Street in New York City, as well as the increase in interest due to the use of the Company's revolving line of credit to fund the acquisition.

F. Represents the increase in rental income, operating expenses, depreciation and amortization and general and administrative expenses arising from the Company's acquisition of Franklin Plaza in Philadelphia, Pennsylvania, as well as the increase in interest expense due to the use of the Company's revolving line of credit to fund the acquisition.

G. Represents the increase in rental income, operating expenses, depreciation and amortization and general and administrative expenses arising from the Company's acquisition of Bridgepoint Square, Austin, Texas. Bridgepoint Square consists of five properties, of which one property was under construction at September 30, 1997 and one property was completed in July 1997. Also represents the increase in interest expense due to the use of the Company's revolving line of credit to fund the acquisition.

H. Represents the increase in rental income, operating expenses, depreciation and amortization and general and administrative expenses arising from the Company's Recent Acquisitions as well as the increase in interest due to the use of the Company's revolving line of credit to fund these acquisitions.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                HEALTH AND RETIREMENT PROPERTIES TRUST



                                By:  /s/ Ajay Saini
                                    Ajay Saini, Treasurer and Chief Financial
                                    Officer

Date: March 24, 1998